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                                   EXHIBIT 4

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                                        INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


------------------------                                                                                    ------------------------

          No.                                         FIRST CLOVER LEAF FINANCIAL CORP.                               Shares

------------------------                                                                                    ------------------------

                                                    FULLY PAID AND NON-ASSESSABLE
                                                      PAR VALUE $0.10 PER SHARE


                                                                                                      THE SHARES REPRESENTED BY THIS
                                                                                                          CERTIFICATE ARE SUBJECT TO
                                                                                                      RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that                                                                                                  is the owner of

                                                       SHARES OF COMMON STOCK
                                                                 of
                                                  FIRST CLOVER LEAF FINANCIAL CORP.
                                                       a Maryland corporation


        The shares evidenced by this certificate are transferable only on the books of First Clover Leaf Financial Corp. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. The capital stock evidenced hereby is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

        IN WITNESS WHEREOF, First Clover Leaf Financial Corp. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.


By                                                              [SEAL]                   By
        ------------------------------------                                                    ------------------------------------
        LINDA WERNER                                                                            LARRY W. MOSBY
        CORPORATE SECRETARY                                                                     PRESIDENT AND CHIEF
                                                                                                EXECUTIVE OFFICER
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        The Board of Directors of First Clover Leaf Financial Corp. (the "Company") is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any stockholder upon request and without charge a full description of each class of stock and any series thereof.

        The shares evidenced by this certificate are subject to a limitation contained in the Articles of Incorporation to the effect that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the outstanding shares of common stock (the "Limit") be entitled or permitted to any vote in respect of shares held in excess of the Limit.

        The shares represented by this certificate may not be cumulatively voted on any matter. The Articles of Incorporation require the affirmative vote of the holders of at least 80% of the voting stock of the Company, voting together as a single class, to approve certain transactions and to amend certain provisions of the Articles of Incorporation.

        The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM        - as  tenants in common               UNIF GIFT MIN ACT       - ____________ Custodian _____________
                                                                                        (CUST)                        (MINOR)
         TEN ENT        - as tenants by the entireties
                                                                                      Under Uniform Gifts to Minors Act
         JT TEN         - as joint tenants with right
                          of survivorship and not as                                  ______________________________________
                          tenants in common                                                           (STATE)

Additional abbreviations may also be used though not in the above list

For value received, _________________________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER

__________________________________________________________

__________________________________________________________


____________________________________________________________________________________________________________________________________
                         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________ Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated,_______________________________

In the presence of                                                     Signature:

___________________________________________________                    _____________________________________________________________


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.
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